UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2022  (August 11, 2022)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCXIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On August 11, 2022, pursuant to the Amended and Restated Voting and First Refusal Agreement dated May 26, 2017 by and among Boston Omaha Corporation (the “Company”), Boulderado Partners, LLC and Magnolia Capital Fund, LP, the Class B common stockholders re-elected each of Alex B. Rozek and Adam K. Peterson as a Class B director to sit on the Company’s Board of Directors. This action was taken by means of an action by unanimous written consent of the holders of Class B common stock in lieu of a special meeting.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s 2022 Annual Meeting of Stockholders, held on Saturday, August 13, 2022, the stockholders of the Company voted as set forth below on the following proposals. Each of these proposals is described in detail in the Company’s Proxy Statement as filed with the Commission on  June 28, 2022 (the “Proxy Statement”).

Proposal No. 1 Election of Directors

The following nominees were elected as directors, each to serve a term of one year or until their successors are duly elected and qualified, by the vote set forth below:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Bradford B. Briner	22,891,439.49	1,135,479.77	4,204,520
Brendan J. Keating	22,844,834.49	1,182,084.77	4,204,520
Frank H. Kenan II	21,839,310.49	2,187,608.77	4,204,520
Jeffrey C. Royal	21,841,933.49	2,184,985.77	4,204,520
Vishnu Srinivasan	21,841,085.49	2,185,833.77	4,204,520

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the vote set forth below:

Votes Cast For	Votes Cast Against	Number of Abstentions	Broker Non-Votes
28,217,265.49	9,145	5,028.77	-

Proposal No. 3 Advisory Vote regarding Named Executive Officer Compensation

The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved in an advisory vote, as set forth below:

Votes Cast For	Votes Cast Against	Number of Abstentions	Broker Non-Votes
21,789,714.20	233,131	60,757.06	4,204,520

Proposal No. 4 Approval of 2022 Long-Term Incentive Plan

The approval of the 2022 Long-Term Incentive Plan was approved as set forth below:

Votes Cast For	Votes Cast Against	Number of Abstentions	Broker Non-Votes
21,788,868.49	2,208,353	29,697.77	4,204,520

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: August 15, 2022

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